UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2005

____________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

5333 Westheimer Road
Suite 600
Houston, Texas 77056
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 16, 2005, the Compensation Committee (“Compensation Committee”) of the Board of Directors (“Board”) of ICO, Inc. (the “Company”) approved salary increases, fiscal year 2005 bonus payments, and stock option grants for named executive officers, as described in Exhibit 10.1 hereto.

On November 18, 2005, the Board approved an amendment (“Amendment”) to the Third Amended and Restated 1993 Stock Option Plan for Non-Employee Directors of ICO, Inc. (“Director Plan”) to allow for discretionary grants under the Director Plan. A copy of the Amendment is filed as Exhibit 10.2 hereto, and will be submitted to the Company’s shareholders for approval at the Company’s 2006 Annual Meeting of Shareholders.

On November 18, 2005, the Board approved paying Gregory T. Barmore, Chairman of the Board, cash compensation of $10,000 per annum, payable quarterly, for his service as Chairman of the Board of Directors. The Board also approved paying Mr. Barmore $1,000 per diem for days he spends out of town on Company business and for which he does not receive a customary board meeting fee. In addition to the cash payments described in this paragraph, Mr. Barmore shall continue to receive cash compensation for service on the Board consistent with the existing compensation schedule applicable to all non-employee directors, specifically: (i) $20,000 per annum, payable quarterly, for board service; (ii) $1,000 per meeting for attendance at board meetings; and (iii) $1,000 per meeting for attendance at meetings of the Audit Committee (of which he is currently a member).

On November 18, 2005, the Board approved a grant to Gregory T. Barmore, Chairman of the Board, of options (“Options”) to purchase 60,000 shares of ICO, Inc. common stock (“Shares”). The date of grant of the Options was November 18, 2005, and the Options were granted pursuant to the terms of the Director Plan, as amended by the Amendment attached hereto as Schedule 10.2. This grant is conditioned upon and subject to shareholder approval of the Amendment at the Company’s 2006 Annual Meeting of Shareholders. The exercise price of the Options is $2.40 per share, being the “fair market value” (as defined in the Director Plan) of the Shares on the date of grant. All Options shall expire, if they have not been exercised, seven (7) years after the date of grant (regardless of when Mr. Barmore ceases to serve on the Board).

The 60,000 Options granted to Mr. Barmore vest as follows:

20,000 Options - automatic end of month vesting: Options to purchase 1,666 Shares shall vest at the end of each month of service as Chairman for the 11-month period commencing October 1, 2005, and 1,674 shares shall vest on September 30, 2005. In the event that Mr. Barmore ceases to serve as Chairman prior to the one-year anniversary of the date of grant, then vesting of the 12,000 Options that would otherwise vest during the referenced 12-month period shall be pro-rated. Notwithstanding the foregoing, no Options shall vest unless and until the Company’s Shareholders approve the Amendment to the Director Plan.

20,000 Options vest based on Fiscal Year (“FY”) 2006 performance/service: 5,000 of these Options vest on December 15, 2006, provided that service as Chairman has continued through September 30, 2006. All or a portion of 15,000 of these Options will vest on December 15, 2006 based on performance v. target in FY 2006 on the three measurements described in the “ICO, Inc. FY 2006 Incentive Plan Matrix - Chairman and CEO” (Exhibit 10.3 hereto), conditioned upon continued service as Chairman through September 30, 2006.

20,000 Options vest based on FY 2007 performance/service: 5,000 of these Options vest on December 15, 2007, provided that service as Chairman has continued through September 30, 2007. All or a portion of 15,000 of these Options will vest on December 15, 2007 based on performance v. target in FY 2007 on the three measurements described in Exhibit 10.3, conditioned upon continued service as Chairman through September 30, 2007.

Notwithstanding the above provisions regarding vesting, no Options shall be exercisable prior to the 2006 Annual Meeting of Shareholders, and the grant to Mr. Barmore shall be void in the event that the Company’s shareholders do not approve the amendments to the Director Plan providing for discretionary grants that will be required for this grant of 60,000 Options to be valid under the Director Plan.

Additional terms of the grant of 60,000 Options to Mr. Barmore are set forth in Exhibit 10.3.

On November 18, 2005, the Board approved a grant to A. John Knapp, Jr., President & Chief Executive Officer, of Options to purchase 240,000 Shares. The date of grant of the Options was November 18, 2005, and the Options were granted pursuant to the terms of the Company’s Second Amended and Restated 1998 Stock Option Plan, as amended (the “1998 Plan”). The exercise price of the Options is $2.40 per share, being the “fair market value” (as defined in the 1998 Plan) of the Shares on the date of grant. All Options shall expire, if they have not been exercised, seven (7) years after the date of grant (regardless of when Mr. Knapp ceases to serve as President & Chief Executive Officer). All Options are Non-Qualified Stock Options.

The 240,000 Options granted to Mr. Knapp on November 18, 2005 vest as follows:

120,000 Options vest based on FY 2006 performance/service: 30,000 of these Options vest on December 15, 2006, provided that service as President & Chief Executive Officer has continued through September 30, 2006. All or a portion of 90,000 of these Options will vest on December 15, 2006 based on performance v. target in FY 2006 on the three measurements described in Exhibit 10.3, conditioned upon continued service as President & Chief Executive Officer through September 30, 2006.

120,000 Options vest based on FY 2007 performance/service: 30,000 of these Options vest on December 15, 2007, provided that service as President & Chief Executive Officer has continued through September 30, 2007. All or a portion of 90,000 of these Options will vest on December 15, 2007 based on performance v. target in FY 2007 on the three measurements described in Exhibit 10.3, conditioned upon continued service as President & Chief Executive Officer through September 30, 2007.

Additional terms of the 240,000 Option grant to Mr. Knapp are set forth in Exhibit 10.3.

On November 16, 2005, the Compensation Committee approved the FY 2006 Incentive Plan applicable to the Company’s Group Presidents (Steve Barkmann, President-Bayshore Industrial, Derek Bristow, President-ICO Europe, Eric (Donald) Parsons, President-ICO Polymers North America, and Dario Masutti, President-ICO Courtenay-Australasia) attached hereto as Exhibit 10.4.

On November 16, 2005, the Compensation Committee approved the FY 2006 Incentive Plan applicable to the Company’s Chief Financial Officer, Jon C. Biro, attached hereto as Exhibit 10.5.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

On November 22, 2005, Christopher N. O’Sullivan announced his resignation from the Board of Directors, effective as of November 30, 2005. Mr. O’Sullivan resigned to allow more time to pursue other business interests.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit  Description

10.1	Salary Increases, Bonus Payments, and Stock Option Grants Approved by the Compensation Committee on November 16, 2005 for Named Executive Officers

10.2	First Amendment to the Third Amended and Restated 1993 Stock Option Plan for Non-Employee Directors of ICO, Inc.

10.3	ICO, Inc. Fiscal Year 2006 Incentive Plan Matrix - Chairman and CEO

10.4	ICO, Inc. Fiscal Year 2006 Incentive Plan Matrix - Group Presidents

10.5	ICO, Inc. Fiscal Year 2006 Incentive Plan Matrix - Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: November 22, 2005

By:	/s/ Jon C. Biro
Name:	Jon C. Biro

Title:	Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit
Number Description

10.1	Salary Increases, Bonus Payments, and Stock Option Grants Approved by the Compensation Committee on November 16, 2005 for Named Executive Officers

10.2	First Amendment to the Third Amended and Restated 1993 Stock Option Plan for Non-Employee Directors of ICO, Inc.

10.3	ICO, Inc. Fiscal Year 2006 Incentive Plan Matrix - Chairman and CEO

10.4	ICO, Inc. Fiscal Year 2006 Incentive Plan Matrix - Group Presidents

10.5	ICO, Inc. Fiscal Year 2006 Incentive Plan Matrix - Chief Financial Officer